UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Capital Fund, Inc.

Annual Report
December 31, 2007

Seeking Capital
Appreciation by Investing
in Mid-Capitalization
Growth Stocks

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	5
Portfolio Overview	8
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	32
Directors and Officers	36
Additional Fund Information	40

We are pleased to present your annual shareholder report for Seligman Capital Fund, Inc. Following this letter is a discussion with the Fund’s Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

Seligman Capital Fund delivered a total return, for the year ended December 31, 2007, of 15.8%, based on the net asset value of Class A shares, outpacing the Fund’s benchmark, the Russell Midcap Growth Index, which returned 11.4% for the same period. The Fund’s peers, as measured by the Lipper Mid-Cap Funds Average and the Lipper Mid-Cap Growth Funds Average, returned 9.3% and 16.5%, respectively, for the same period.

Thank you for your continued support of Seligman Capital Fund. We look forward to providing you with the investment experience, insight and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2008

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP
Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan
                              Services
(212) 682-7600 Outside the
                             United States
(800) 622-4597 24-Hour Automated
                             Telephone Access
                             Service

Interview With Your Portfolio Manager
Erik J. Voss

Q.	How did Seligman Capital Fund perform for the year ended December 31, 2007?

A.	For the year ended December 31, 2007, Seligman Capital Fund delivered a total return of 15.8%, based on the net asset value of Class A shares. The Fund’s peers, as measured by the Lipper Mid-Cap Funds Average and the Lipper Mid-Cap Growth Funds Average, returned 9.3% and 16.5%, respectively. The Fund’s benchmark, the Russell Midcap Growth Index, returned 11.4% for the year.

Q.	What market conditions and economic factors materially impacted the Fund’s investment results during the year?

A.	The year 2007 can be characterized by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Investors’ positive reactions to various earnings reports, as well as continued mergers and acquisition (M&A) activity further fueled activity.

Subprime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board sought to ease concerns by reducing the fed funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. While investors showed signs of renewed interest following the Fed’s September rate cut, the subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse. Overall, investors appeared to be seeking companies maintaining higher growth rates and with more earnings reliability. This approach led growth stocks to outperform value stocks during the period.

Q.	What investment strategies and techniques materially affected the Fund’s investment results during the year?

A.	The Fund received its largest positive contribution to investment results from the industrials sector. Although the Fund remained underweight in this well-performing sector during the year, relative to the benchmark, stock selection strongly helped the Fund’s return. Among the Fund’s top contributing holdings during the year were AGCO, a farm equipment manufacturer and distributor, and McDermott International, an engineering and construction company that specializes in the energy and power industries.

One of the Fund’s largest sector overweights, versus the benchmark, was health care. Our investment strategy within health care was to continue to focus on companies that we believe are creating impressive

Interview With Your Portfolio Manager
Erik J. Voss

treatments and devices for many medical conditions and that have the potential to have a significant impact in their particular areas of expertise. This is reflected in our overweight in the sub-sectors of biotechnology and health care equipment and supplies. The Fund garnered strong results from its exposure to, and stock selection within, the sector, outperforming its benchmark to a sizable degree.

The Fund’s largest weighting during the year — and largest overweight, relative to the benchmark — was information technology, as we believed that technology spending would persist as many companies continued to update their infrastructure. Stock selection led the Fund to lag the benchmark’s results, and the sector ended the year as the Fund’s largest area of detraction, compared to the benchmark. SAVVIS, a network-outsourcing provider, was one of the largest negative contributors to the Fund’s investment results, as its stock price suffered on news that the company was going to incur additional costs to expand its overseas operations. Research in Motion, maker of the Blackberry, however, was a notable bright spot, ending the year among the Fund’s top contributors.

The Fund’s consumer staples allocation also detracted from investment results during the year, in particular, the Fund’s position in Rite-Aid. The company saw its stock sell off sharply following news that its recent acquisition of the Brooks Eckerd drug store chain was weaker than expected. Drug stores, in general, have experienced weaker sales in recent months as consumer spending has slowed in response to the weaker economy and lighter store foot traffic.

Stock selection within the consumer discretionary sector, aside from NutriSystem, enabled the Fund to outperform the benchmark in the worst-performing sector of the benchmark for the year. The Fund also outperformed the benchmark in the telecommunications sector, despite a detraction from NII Holdings. NII Holdings, a wireless telecommunication services provider with operations in Latin America, had weaker than expected new subscriptions, particularly within Mexico. This surprised investors and led to a sharp sell-off of the company’s stock. The company’s stock continued to sell off further in November and December as investors became increasingly risk averse.

The Fund benefited from its energy and financials allocations. The energy sector delivered strong returns for the year, as energy prices — oil, in particular — continued to rise. The Fund maintained a benchmark weighting and outperformed the benchmark considerably within the energy sector. While the financials sector was plagued by subprime issues, the Fund’s notable underweight, relative to the benchmark, coupled with strong stock selection, enabled the Fund to substantially outperform the benchmark within the sector. The

Interview With Your Portfolio Manager
Erik J. Voss

Fund also recognized sizeable gains from its holdings in the materials sector, in particular Mosaic, an agricultural chemical company that saw profits soar during the period as global prices for grain reached record levels.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Capital Fund, Inc. is managed by the Seligman Core/Growth Team, co-headed by Erik J. Voss. Mr. Voss is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective. Team members include John B. Cunningham (Co-head of the Team), Christopher Boova, Ido Cohen, Jennifer Haberkorn (trader), Chris Kagaoan, David Levy (trader), Edward Mehalick, Helen Ng, and Doug Peta.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Capital Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart on page 6 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge that became effective on January 7, 2008, and in Class B and Class D shares, without contingent deferred sales charge (“CDSC”), to a $10,000 investment made in the Russell Midcap Growth Index, for the ten-year period ended December 31, 2007. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSC, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Russell Midcap Growth Index excludes the effect of taxes, fees and sales charges.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Returns for Class C shares are presented without an initial sales charge and would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares do not have sales charges, and returns are calculated accordingly.

The return information presented herein for periods prior to September 26, 2002 does not reflect increased management fees that were in effect beginning on such date. If those increased fees had been reflected, returns would have been lower.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(5.18)%	9.10%	13.33%	7.43%		n/a	n/a	n/a
Without Sales Charge	0.62	15.75	14.69	8.07		n/a	n/a	n/a
Class B
With CDSC†	(4.77)	9.92	13.58	n/a		n/a	n/a	n/a
Without CDSC	0.23	14.92	13.82	7.43	‡	n/a	n/a	n/a
Class C
With 1% CDSC	(0.77)	13.88	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.23	14.88	13.83	n/a		6.63%	n/a	n/a
Class D
With 1% CDSC	(0.77)	13.94	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.23	14.94	13.83	7.27		n/a	n/a	n/a
Class I	0.87	16.33	15.26	n/a		n/a	5.59%	n/a
Class R
With 1% CDSC	(0.42)	14.53	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.58	15.53	n/a	n/a		n/a	n/a	15.02%
Benchmarks**
Lipper Mid-Cap Funds Average	(2.32)	9.27	15.98	8.41		8.00	9.21	16.19
Lipper Mid-Cap Growth Funds Average	3.03	16.48	16.44	7.78		6.89	8.42	16.52
Russell Midcap Growth Index	0.41	11.43	17.89	7.58		6.18	9.28	17.59

See footnotes on page 7.

Performance Overview

Investment Results

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/07	$26.01	$21.41	$21.46	$21.46	$26.79	$25.81
6/30/07	25.85	21.36	21.41	21.41	26.56	25.66
12/31/06	22.47	18.63	18.68	18.67	23.03	22.34

*	Returns for periods of less than one year are not annualized.
**	The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Lipper currently classifies the Fund as a mid-cap growth fund. The Russell Midcap Growth Index (Russell Index) measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index. The Lipper Averages and the Russell Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets
December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Aerospace and Defense	2	$10,253,156	$11,754,979	2.6	2.9
Airlines	—	—	—	—	1.3
Auto Components	1	9,431,733	8,418,026	1.9	—
Biotechnology	5	20,031,087	23,504,179	5.2	2.0
Capital Markets	—	—	—	—	4.8
Chemicals	2	13,886,071	16,626,141	3.6	—
Commercial Services and Supplies	—	—	—	—	1.8
Communications Equipment	4	24,627,113	20,731,236	4.5	3.2
Computers and Peripherals	—	—	—	—	0.7
Construction and Engineering	2	12,280,432	12,541,172	2.8	—
Containers and Packaging	—	—	—	—	1.2
Diversified Financial Services	1	3,621,365	4,446,750	1.0	—
Diversified Telecommunication Services	2	9,138,334	9,108,930	2.0	—
Electric Utilities	1	7,712,737	8,316,308	1.8	—
Electrical Equipment	—	—	—	—	2.0
Electronic Equipment and Instruments	1	2,308,279	1,980,720	0.4	—
Energy Equipment and Services	5	32,749,215	40,945,390	9.0	5.5
Food and Staples Retailing	1	14,820,078	8,495,271	1.9	3.4
Food Products	—	—	—	—	1.6
Health Care Equipment and Supplies	4	15,995,489	16,761,329	3.7	5.5
Health Care Providers and Services	4	18,122,591	19,497,885	4.3	7.6
Hotels, Restaurants and Leisure	2	11,836,125	10,194,204	2.2	7.1
Household Durables	—	—	—	—	1.0
Independent Power Producers and Energy Traders	—	—	—	—	1.1
Industrial Conglomerates	2	19,349,684	23,647,006	5.2	—
Internet Software and Services	3	27,123,295	22,987,873	5.0	2.9
IT Services	—	—	—	—	4.5
Life Sciences Tools and Services	2	8,932,283	10,154,532	2.2	3.2
Machinery	3	24,714,315	28,338,420	6.2	2.4
Media	1	20,796,701	18,989,068	4.2	2.8
Metals and Mining	3	14,194,776	17,418,847	3.8	1.0
Multiline Retail	1	10,485,514	8,605,820	1.9	—
Oil, Gas and Consumable Fuels	2	10,135,711	14,730,824	3.2	1.4
Pharmaceuticals	1	6,027,332	5,546,670	1.2	2.8
Road and Rail	—	—	—	—	1.7
Semiconductors and Semiconductor Equipment	3	17,765,503	14,562,533	3.2	5.4
Software	4	29,076,018	34,334,829	7.5	4.1
Specialty Retail	2	14,385,435	13,343,218	2.9	6.3
Textiles, Apparel and Luxury Goods	1	10,101,182	8,568,516	1.9	2.7
Wireless Telecommunication Services	4	20,650,902	16,473,566	3.6	3.5
	69	440,552,456	451,024,242	98.9	97.4
Short-Term Holding and Other Assets Less Liabilities	1	5,048,195	5,048,195	1.1	2.6
Net Assets	70	$445,600,651	$456,072,437	100.0	100.0

Portfolio Overview

Largest Industries  December 31, 2007

Largest Portfolio Holdings†  December 31, 2007

Security	Value	Percent of Net Assets
McDermott International	$20,082,006	4.4
Gemstar-TV Guide International	18,989,068	4.2
Diamond Offshore Drilling	15,506,400	3.4
Activision	14,149,080	3.1
Cummins	10,724,554	2.4
AGCO	10,448,526	2.3
Equinix	10,379,889	2.3
SAVVIS	10,219,749	2.2
Zoltek	9,324,225	2.0
Cepheid	8,903,665	2.0

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes  July 1 to December 31, 2007

Largest Purchases
Cummins*
Kohl’s*
Gemstar-TV Guide International
Coach*
Activision*
Synopsys*
Rite Aid
Quanta Services*
Zumiez*
Raytheon*
Largest Sales
Research In Motion
Gen-Probe**
Wynn Resorts**
Apollo Group (Class A)**
Precision Castparts**
Urban Outfitters**
Iconix Brand Group**
FormFactor**
Shire (ADR)**
Business Objects**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**
Class A	$1,000.00	1.48%	$1,006.20	$ 7.48	$1,017.74	$ 7.53
Class B	1,000.00	2.23	1,002.30	11.25	1,013.96	11.32
Class C	1,000.00	2.23	1,002.30	11.25	1,013.96	11.32
Class D	1,000.00	2.23	1,002.30	11.25	1,013.96	11.32
Class I	1,000.00	1.00	1,008.70	5.06	1,020.16	5.09
Class R	1,000.00	1.73	1,005.80	8.75	1,016.48	8.79

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2007

	Shares	Value
Common Stocks 98.9%
Aerospace and Defense 2.6%
Goodrich	46,900	$3,311,609
Raytheon	139,100	8,443,370
		11,754,979
Auto Components 1.9%
Goodyear Tire & Rubber*	298,300	8,418,026
Biotechnology 5.2%
BioMarin Pharmaceutical*	80,800	2,860,320
Cephalon*	61,400	4,406,064
Cepheid*	337,900	8,903,665
ImClone Systems*	92,700	3,986,100
Millennium Pharmaceuticals*	223,500	3,348,030
		23,504,179
Chemicals 3.6%
The Mosaic*	77,400	7,301,916
Zoltek*	217,500	9,324,225
		16,626,141
Communications Equipment 4.5%
Comverse Technology*	452,500	7,816,938
Harris	56,100	3,516,348
Opnext*	499,400	4,419,690
Research In Motion*	43,900	4,978,260
		20,731,236
Construction and Engineering 2.8%
Foster Wheeler*	31,000	4,805,620
Quanta Services*	294,800	7,735,552
		12,541,172
Diversified Financial Services 1.0%
IntercontinentalExchange*	23,100	4,446,750
Diversified Telecommunication Services 2.0%
Qwest Communications International	674,800	4,730,348
Time Warner Telecom (Class A)*	215,800	4,378,582
		9,108,930
Electric Utilities 1.8%
ITC Holdings	147,400	8,316,308
Electronic Equipment and Instruments 0.4%
Trimble Navigation*	65,500	1,980,720

See footnotes on page 14.

Portfolio of Investments
December 31, 2007

	Shares	Value
Energy Equipment and Services 9.0%
Cameron International*	157,800	$7,594,914
Diamond Offshore Drilling	109,200	15,506,400
FMC Technologies*	83,100	4,711,770
National Oilwell Varco*	78,100	5,737,226
Weatherford International*	107,800	7,395,080
		40,945,390
Food and Staples Retailing 1.9%
Rite Aid	3,044,900	8,495,271
Health Care Equipment and Supplies 3.7%
Beckman Coulter	44,300	3,225,040
DENTSPLY International	103,200	4,646,064
ResMed*	47,700	2,505,681
St. Jude Medical*	157,100	6,384,544
		16,761,329
Health Care Providers and Services 4.3%
Express Scripts*	63,700	4,650,100
Health Net*	96,200	4,646,460
Patterson*	113,500	3,853,325
Quest Diagnostics	120,000	6,348,000
		19,497,885
Hotels, Restaurants and Leisure 2.2%
Life Time Fitness*	121,400	6,031,152
Pinnacle Entertainment*	176,700	4,163,052
		10,194,204
Industrial Conglomerates 5.2%
McDermott International*	340,200	20,082,006
Textron	50,000	3,565,000
		23,647,006
Internet Software and Services 5.0%
Equinix*	102,700	10,379,889
SAVVIS*	366,168	10,219,749
VeriSign*	63,500	2,388,235
		22,987,873
Life Sciences Tools and Services 2.2%
Applied Biosystems Group	162,300	5,505,216
Waters*	58,800	4,649,316
		10,154,532

See footnotes on page 14.

Portfolio of Investments
December 31, 2007

	Shares	Value
Machinery 6.2%
AGCO*	153,700	$10,448,526
Cummins	84,200	10,724,554
ITT	108,500	7,165,340
		28,338,420
Media 4.2%
Gemstar-TV Guide International*	3,989,300	18,989,068
Metals and Mining 3.8%
Agnico-Eagle Mines	139,700	7,631,811
Century Aluminum*	76,800	4,142,592
Freeport-McMoRan Copper & Gold	55,100	5,644,444
		17,418,847
Multiline Retail 1.9%
Kohl’s*	187,900	8,605,820
Oil, Gas and Consumable Fuels 3.2%
Newfield Exploration*	140,400	7,399,080
Noble Energy	92,200	7,331,744
		14,730,824
Pharmaceuticals 1.2%
Mylan Laboratories*	394,500	5,546,670
Semiconductors and Semiconductor Equipment 3.2%
ANADIGICS*	432,602	5,005,205
Maxim Integrated Products	101,400	2,685,072
Microsemi*	310,400	6,872,256
		14,562,533
Software 7.5%
Activision*	476,400	14,149,080
Cognos*	99,900	5,751,243
Compuware*	625,100	5,550,888
Synopsys*	342,600	8,883,618
		34,334,829
Specialty Retail 2.9%
Tween Brands*	229,204	6,069,322
Zumiez*	298,600	7,273,896
		13,343,218
Textiles, Apparel and Luxury Goods 1.9%
Coach*	280,200	8,568,516

See footnotes on page 14.

Portfolio of Investments
December 31, 2007

	Shares or Principal Amount		Value
Wireless Telecommunication Services 3.6%
Millicom International Cellular*	18,394	shs.	$2,169,388
NII Holdings*	153,800		7,431,616
SBA Communications*	105,800		3,580,272
TIM Participacoes (ADR)	94,200		3,292,290
			16,473,566

Total Common Stocks (Cost $440,552,456)			451,024,242

Repurchase Agreement 1.4%
Fixed Income Clearing Corporation 2.85%, dated 12/31/07, maturing 1/2/2008, collateralized by: $6,285,000 Freddie Mac 6%, 4/16/2037, with a fair market value of $6,324,281 (Cost $6,200,000)	$ 6,200,000		6,200,000

Total Investments (Cost $446,752,456) 100.3%			457,224,242

Other Assets Less Liabilities (0.3)%			(1,151,805)

Net Assets 100.0%			$456,072,437

*	Non-income producing security.
ADR —	American Depositary Receipts.
Industry classifications have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value:
Common stocks (cost $440,552,456)	$451,024,242
Repurchase agreement (cost $6,200,000)	6,200,000
Total investments (cost $446,752,456)	457,224,242
Cash (includes restricted cash of $13,686)	16,842
Receivable for Capital Stock sold	709,337
Receivable for dividends and interest	92,799
Investment in, and expenses prepaid to, shareholder service agent	27,042
Other	20,436
Total Assets	458,090,698
Liabilities:
Payable for Capital Stock repurchased	1,425,935
Management fees payable	329,482
Distribution and service (12b-1) fees payable	165,206
Accrued expenses and other	97,638
Total Liabilities	2,018,261
Net Assets	$456,072,437
Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 18,439,320 shares outstanding):
Class A	$11,806,883
Class B	1,525,407
Class C	1,704,915
Class D	2,063,230
Class I	960,380
Class R	378,505
Additional paid-in capital	479,996,672
Accumulated net investment loss	(1,895)
Accumulated net realized loss	(52,833,446)
Net unrealized appreciation of investments	10,471,786
Net Assets	$456,072,437
Net Asset Value Per Share:
Class A ($307,056,563 ÷ 11,806,883 shares)	$26.01
Class B ($32,657,457 ÷ 1,525,407 shares)	$21.41
Class C ($36,585,433 ÷ 1,704,915 shares)	$21.46
Class D ($44,274,779 ÷ 2,063,230 shares)	$21.46
Class I ($25,729,845 ÷ 960,380 shares)	$26.79
Class R ($9,768,360 ÷ 378,505 shares)	$25.81

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign tax withheld of $661)	$1,285,283
Interest	487,197
Total Investment Income	1,772,480
Expenses:
Management fee	3,982,898
Distribution and service (12b-1) fees	2,039,293
Shareholder account services	1,329,953
Custody and related services	138,372
Registration	126,180
Auditing and legal fees	65,810
Shareholder reports and communications	33,917
Directors’ fees and expenses	18,120
Miscellaneous	44,628
Total Expenses	7,779,171
Net Investment Loss	(6,006,691)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	94,156,267
Net change in unrealized appreciation of investments	(21,234,834)
Net Gain on Investments	72,921,433
Increase in Net Assets from Operations	$66,914,742

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Operations:
Net investment loss	$(6,006,691)	$(4,737,030)
Net realized gain on investments	94,156,267	46,793,370
Net change in unrealized appreciation of investments	(21,234,834)	(18,401,087)
Increase in Net Assets from Operations	66,914,742	23,655,253
Capital Share Transactions:
Net proceeds from sales of shares	45,431,075	35,593,429
Exchanged from associated funds	6,592,505	4,820,015
Total	52,023,580	40,413,444
Cost of shares repurchased	(108,393,160)	(122,700,072)
Exchanged into associated funds	(7,034,879)	(11,694,073)
Total	(115,428,039)	(134,394,145)
Decrease in Net Assets from Capital Share Transactions	(63,404,459)	(93,980,701)
Increase (Decrease) in Net Assets	3,510,283	(70,325,448)
Net Assets:
Beginning of year	452,562,154	522,887,602
End of Year (net of accumulated net investment loss of $1,895 and $0, respectively)	$456,072,437	$452,562,154

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following six classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2 million in plan assets may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

The Board of Directors of the Fund has approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their respective net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. The conversion is not expected to affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemption made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to

Notes to Financial Statements

make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of a fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of mid-capitalization companies may be subject to above-average market fluctuations.

b.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

c.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Notes to Financial Statements

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004–2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

For the year ended December 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $11,380 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $55,027 and $6,300 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2007, fees incurred under the Plan aggregated $781,285 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $382,985, $387,821, $457,980 and $29,222, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service fees of $76,465.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2007, such charges amounted to $18,993. The Distributor has sold to third parties its rights to collect any CDSC imposed on redemptions of Class B shares.

Notes to Financial Statements

For the year ended December 31, 2007, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,329,953 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At December 31, 2007, the Fund’s potential obligation under the Guaranties is $645,500. As of December 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2007, of $1,895 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2007, amounted to $921,643,171 and $984,042,716, respectively.

Notes to Financial Statements

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the cost of investments for federal income tax purposes was $448,863,825. The tax basis cost was greater than the cost for financial reporting primarily due to the tax deferral of losses on wash sales in the amount of $2,111,369.

At December 31, 2007, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$45,506,352
Gross unrealized depreciation of portfolio securities	(37,145,935)
Net unrealized appreciation of portfolio securities	8,360,417
Capital loss carryforward	(50,722,077)
Total accumulated losses	$(42,361,660)

At December 31, 2007, the Fund had a capital loss carryforward for federal income tax purposes of $50,722,077, all of which expires in 2010 and is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. During the year 2007, the Fund utilized $96,010,532 of prior years’ capital loss carryforwards to offset current year’s net realized capital gains. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	889,900	$22,683,406	874,363	$19,000,285
Exchanged from associated funds	139,634	3,327,178	117,016	2,555,719
Converted from Class B*	114,705	2,907,326	177,688	3,857,657
Total	1,144,239	28,917,910	1,169,067	25,413,661
Cost of shares repurchased	(2,719,880)	(67,386,791)	(3,604,795)	(77,719,884)
Exchanged into associated funds	(182,352)	(4,532,789)	(275,720)	(5,956,555)
Total	(2,902,232)	(71,919,580)	(3,880,515)	(83,676,439)
Decrease	(1,757,993)	$(43,001,670)	(2,711,448)	$(58,262,778)

*	See footnote on page 23.

Notes to Financial Statements

	Year Ended December 31,
	2007		2006
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	26,237	$545,674	68,982	$1,251,556
Exchanged from associated funds	26,832	568,744	53,465	980,967
Total	53,069	1,114,418	122,447	2,232,523
Cost of shares repurchased	(614,450)	(12,493,409)	(886,508)	(15,973,943)
Exchanged into associated funds	(49,521)	(998,778)	(140,502)	(2,516,193)
Converted to Class A*	(131,352)	(2,907,328)	(213,260)	(3,857,657)
Total	(795,323)	(16,399,515)	(1,240,270)	(22,347,793)
Decrease	(742,254)	$(15,285,097)	(1,117,823)	$(20,115,270)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	77,547	$1,608,060	85,225	$1,557,427
Exchanged from associated funds	34,186	707,935	36,641	680,783
Total	111,733	2,315,995	121,866	2,238,210
Cost of shares repurchased	(450,632)	(9,321,281)	(751,300)	(13,641,499)
Exchanged into associated funds	(49,888)	(977,959)	(80,366)	(1,438,528)
Total	(500,520)	(10,299,240)	(831,666)	(15,080,027)
Decrease	(388,787)	$(7,983,245)	(709,800)	$(12,841,817)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	455,858	$9,424,260	479,927	$8,697,029
Exchanged from associated funds	99,527	1,979,314	32,785	598,829
Total	555,385	11,403,574	512,712	9,295,858
Cost of shares repurchased	(707,491)	(14,821,720)	(653,620)	(11,874,458)
Exchanged into associated funds	(26,070)	(525,054)	(96,875)	(1,772,818)
Total	(733,561)	(15,346,774)	(750,495)	(13,647,276)
Decrease	(178,176)	$(3,943,200)	(237,783)	$(4,351,418)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	151,314	$3,969,747	159,716	$3,539,941
Cost of shares repurchased	(128,468)	(3,412,160)	(135,511)	(3,011,537)
Increase	22,846	$557,587	24,205	$528,404

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	280,716	$7,199,930	71,553	$1,547,191
Exchanged from associated funds	403	9,334	167	3,717
Total	281,119	7,209,264	71,720	1,550,908
Cost of shares repurchased	(37,631)	(957,799)	(22,182)	(478,751)
Exchanged into associated funds	(13)	(299)	(458)	(9,979)
Total	(37,644)	(958,098)	(22,640)	(488,730)
Increase	243,475	$6,251,166	49,080	$1,062,178

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB Issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$22.47	$21.30	$19.10	$17.66	$13.11
Income (Loss) from Investment Operations:
Net investment loss	(0.28)	(0.17)	(0.19)	(0.19)	(0.16)
Net realized and unrealized gain on investments	3.82	1.34	2.39	1.63	4.71
Total from Investment Operations	3.54	1.17	2.20	1.44	4.55
Net Asset Value, End of Year	$26.01	$22.47	$21.30	$19.10	$17.66
Total Return	15.75%	5.45%	11.52%	8.15%	34.71%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$307,057	$304,735	$346,688	$382,188	$396,147
Ratio of expenses to average net assets	1.49%	1.51%	1.52%	1.51%	1.57%
Ratio of net investment loss to average net assets	(1.11)%	(0.77)%	(0.97)%	(1.05)%	(1.08)%
Portfolio turnover rate	199.59%	203.65%	176.42%	212.27%	142.14%

See footnotes on page 30.

Financial Highlights

CLASS B
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$18.63	$17.81	$16.09	$15.00	$11.21
Income (Loss) from Investment Operations:
Net investment loss	(0.39)	(0.28)	(0.29)	(0.27)	(0.23)
Net realized and unrealized gain on investments	3.17	1.10	2.01	1.36	4.02
Total from Investment Operations	2.78	0.82	1.72	1.09	3.79
Net Asset Value, End of Year	$21.41	$18.63	$17.81	$16.09	$15.00
Total Return	14.92%	4.60%	10.69%	7.27%	33.81%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$32,657	$42,258	$60,285	$75,004	$90,719
Ratio of expenses to average net assets	2.24%	2.26%	2.27%	2.26%	2.32%
Ratio of net investment loss to average net assets	(1.86)%	(1.52)%	(1.72)%	(1.80)%	(1.83)%
Portfolio turnover rate	199.59%	203.65%	176.42%	212.27%	142.14%

See footnotes on page 30.

Financial Highlights

CLASS C
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$18.68	$17.84	$16.12	$15.03	$11.23
Income (Loss) from Investment Operations:
Net investment loss	(0.39)	(0.28)	(0.29)	(0.27)	(0.23)
Net realized and unrealized gain on investments	3.17	1.12	2.01	1.36	4.03
Total from Investment Operations	2.78	0.84	1.72	1.09	3.80
Net Asset Value, End of Year	$21.46	$18.68	$17.84	$16.12	$15.03
Total Return	14.88%	4.65%	10.67%	7.25%	33.84%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$36,585	$39,100	$50,023	$60,996	$74,672
Ratio of expenses to average net assets	2.24%	2.26%	2.27%	2.26%	2.32%
Ratio of net investment loss to average net assets	(1.86)%	(1.52)%	(1.72)%	(1.80)%	(1.83)%
Portfolio turnover rate	199.59%	203.65%	176.42%	212.27%	142.14%

See footnotes on page 30.

Financial Highlights

CLASS D
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$18.67	$17.84	$16.11	$15.02	$11.23
Income (Loss) from Investment Operations:
Net investment loss	(0.39)	(0.28)	(0.29)	(0.27)	(0.23)
Net realized and unrealized gain on investments	3.18	1.11	2.02	1.36	4.02
Total from Investment Operations	2.79	0.83	1.73	1.09	3.79
Net Asset Value, End of Year	$21.46	$18.67	$17.84	$16.11	$15.02
Total Return	14.94%	4.65%	10.74%	7.26%	33.75%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$44,275	$41,858	$44,225	$43,426	$44,990
Ratio of expenses to average net assets	2.24%	2.26%	2.27%	2.26%	2.32%
Ratio of net investment loss to average net assets	(1.86)%	(1.52)%	(1.72)%	(1.80)%	(1.83)%
Portfolio turnover rate	199.59%	203.65%	176.42%	212.27%	142.14%

See footnotes on page 30.

Financial Highlights

CLASS I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$23.03	$21.73	$19.38	$17.84	$13.17
Income (Loss) from Investment Operations:
Net investment loss	(0.16)	(0.06)	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain on investments	3.92	1.36	2.44	1.64	4.75
Total from Investment Operations	3.76	1.30	2.35	1.54	4.67
Net Asset Value, End of Year	$26.79	$23.03	$21.73	$19.38	$17.84
Total Return	16.33%	5.98%	12.13%	8.63%	35.46%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$25,730	$21,595	$19,844	$17,807	$13,744
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.00%	1.06%
Ratio of net investment loss to average net assets	(0.62)%	(0.27)%	(0.45)%	(0.54)%	(0.54)%
Portfolio turnover rate	199.59%	203.65%	176.42%	212.27%	142.14%

See footnotes on page 30.

Financial Highlights

CLASS R
	Year Ended December 31,
	2007	2006	2005	2004	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$22.34	$21.21	$19.05	$17.65	$13.42
Income (Loss) from Investment Operations:
Net investment loss	(0.34)	(0.22)	(0.24)	(0.23)	(0.13)
Net realized and unrealized gain on investments	3.81	1.35	2.40	1.63	4.36
Total from Investment Operations	3.47	1.13	2.16	1.40	4.23
Net Asset Value, End of Period	$25.81	$22.34	$21.21	$19.05	$ 17.65
Total Return	15.53%	5.28%	11.34%	7.93%	31.52%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,768	$3,016	$1,823	$1,232	$2
Ratio of expenses to average net assets	1.74%	1.76%	1.77%	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(1.36)%	(1.02)%	(1.22)%	(1.30)%	(1.23	)%†
Portfolio turnover rate	199.59%	203.65%	176.42%	212.27%	142.14	%‡

*	Commencement of offering of shares.
†	Annualized.
‡	Computed at the Fund level for the year ended December 31, 2003.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc. (the “Fund”) including the portfolio of investments as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2008

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors of Seligman Capital Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectuses relating to market timing activity, allegations of excessive

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provides an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for the Fund for the first nine months of 2007, the preceding seven calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2007. The directors also reviewed

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives.

The directors reviewed information showing performance of the Fund compared to the Lipper Mid-Cap Funds Average, Lipper Mid-Cap Growth Funds Average and the Russell Midcap Growth Index, as well as performance relative to the other funds in the Lipper Mid-Cap Growth Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s performance ranked above the median within its Lipper category for each of the periods presented and the Fund’s results were above the Lipper benchmarks for the five- and three- year periods, although lower than the Russell Index and competitor average benchmarks in those periods. They further noted the recent improvement in the Fund’s relative performance and that the Fund’s results were significantly above all its benchmarks for the first nine months of 2007. The Manager noted that a new portfolio manager had been hired in the fall of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Manager manages a registered investment company that is a “clone” of the Fund but is sold exclusively to insurance company separate accounts. The directors further noted that the management fee rate paid by the Fund is higher than the management fee rate paid by its “clone” portfolio. The Manager explained that the lower fee rate applicable to the clone portfolio was the result of a fee rate increase at the Fund that had not been sought for the clone portfolio. This was because, in view of the small size of the clone portfolio and the fact that, at various times, the clone portfolio had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for the clone portfolio to match those recommended for the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to those of the Portfolio. The fee rates payable by the Manager’s institutional clients are lower than the management fee rate paid by the Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. The Manager also noted that since open-end funds, such as the Fund, are constantly issuing and redeeming shares, they are more difficult to manage than institutional accounts, where the assets are relatively stable. The directors acknowledged these considerations and gave appropriate weight to these fee comparisons.

The directors also compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more nearly comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was within the range of management fees paid by the funds in the peer group although somewhat above the average and

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

the median for the peer group. The directors noted that the Fund’s fee schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was lower than the median and the average for the peer group. The directors concluded that the expense ratio was satisfactory.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 39.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Betsy S. Michel (65)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 39.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris (69)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Thomas G. Rose (50) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Erik J. Voss (40) • Vice President and Portfolio Manager: October 2006 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Growth Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Capital Portfolio. Formerly, Portfolio Manager, Wells Capital Management Incorporated, and prior thereto, Strong Capital Management.

See footnotes on page 39.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Frank J. Nasta (43) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]
These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQCA2 12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$41,963	$39,910
Audit-Related Fees	–	–
Tax Fees	2,650	2,500
All Other Fees	2,333	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$141,710
Tax Fees	9,000	11,955
All Other Fees	15,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $170,423 and $156,165, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.